UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 13, 2021

L Brands, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-8344	31-1029810
(Commission File Number)	(IRS Employer Identification No.)

Three Limited Parkway
Columbus, OH	43230
(Address of Principal Executive Offices)	(Zip Code)

(614) 415-7000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 Par Value	LB	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition

And

Item 7.01. Regulation FD Disclosure.

The following information is being furnished pursuant to Item 2.02, “Results of Operations and Financial Condition” and Item 7.01, “Regulation FD Disclosure”, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On July 13, 2021, L Brands, Inc. (the “Company” or “L Brands”) issued a press release announcing a number of updates, including reporting net sales results for the nine weeks ended July 3, 2021. In addition, the press release contains updated guidance with respect to second quarter 2021 earnings. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference herein.

The expected second quarter earnings per share and operating income described above are based on information available at this time and incorporate a variety of assumptions, estimates and projections, including among others, with regard to the impact of COVID-19. The Company’s actual earnings per share and operating income for the second quarter will be influenced by future developments and other factors, many of which are difficult to predict and not within the Company’s control. The Company cautions not to place undue reliance on its expectations for the second quarter as actual results may differ from the expected results described above.

Item 8.01. Other Events.

New Share Repurchase Plan

On July 13, 2021, the Company also announced that the Board of Directors of the Company has authorized a new $1.5 billion share repurchase program. This program replaces the Company’s previous $500 million repurchase authorization, of which approximately $36.2 million remained outstanding as of July 13, 2021.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein, except with regards to the fifth paragraph therein regarding second quarter 2021 guidance.

Legal Proceedings Update

As L Brands has previously disclosed, on May 19, 2020 and January 12, 2021, L Brands shareholders filed derivative lawsuits in the Court of Common Pleas for Franklin County, Ohio (subsequently removed to the United States District Court for the Southern District of Ohio) and the Delaware Court of Chancery, respectively, naming as defendants certain current and former directors and officers of L Brands and alleging, among other things, breaches of fiduciary duty through asserted violations of law and failures to monitor workplace conduct (the “Lawsuits”).  In addition, L Brands also received litigation and books-and-records demands from other shareholders related to the same matters (together with the Lawsuits, the “Actions”), including from the Attorney General of Oregon on behalf of the State of Oregon.

These shareholders, including the Attorney General of Oregon, the Detroit Police and Fire Retirement System, and several individuals, have agreed upon material terms of a settlement with a Special Committee of the L Brands Board of Directors resolving the Actions, and the shareholders and L Brands plan to present the settlement to a federal judge promptly.  The settlement-in-principle would resolve all derivative claims that have been or could have been asserted in the Actions or that involve in any way the allegations referred to in the Actions and would release all such claims against L Brands (and its subsidiaries) and past and present L Brands employees, officers and directors, among others.  As part of the settlement-in-principle, L Brands (and its subsidiaries, including Victoria’s Secret & Co. (“Victoria’s Secret”)) has agreed to implement and fund certain management and governance measures.  The settlement remains subject to the filing of a stipulation of settlement with the federal court and court approval of the final terms set forth in the stipulation of settlement.

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information

On July 9, 2021, the Company announced that the Board of Directors of the Company approved the previously announced separation of its Victoria’s Secret business (the “Separation”), which will be achieved through the distribution of 100% of the shares of Victoria’s Secret to holders of the Company’s common stock on the record date of July 22, 2021. The distribution is expected to be completed after the New York Stock Exchange market closing on August 2, 2021, subject to a number of customary conditions, including the Securities and Exchange Commission having declared effective Victoria’s Secret’s Registration Statement on Form 10, as amended. Following the Separation, Victoria’s Secret will be an independent, publicly traded company, and the Company will retain no ownership interest in Victoria’s Secret. The unaudited pro forma consolidated statements of income (loss) of the Company for the thirteen weeks ended May 1, 2021, and for the years ended January 30, 2021, February 1, 2020, February 2, 2019 and the unaudited pro forma consolidated balance sheet of the Company as of May 1, 2021 are filed as Exhibit 99.2 to this Current Report on Form 8-K.

(d) Exhibits

Exhibit 99.1	Press Release dated July 13, 2021 entitled “L Brands Reports Second Quarter-To-Date 2021 Sales and Increases Second Quarter Earnings Guidance”.

Exhibit 99.2
Unaudited pro forma consolidated statements of income (loss) of the Company for the thirteen weeks ended May 1, 2021, and for the years ended January 30, 2021, February 1, 2020 and February 2, 2019 and the unaudited pro forma consolidated balance sheet of the Company as of May 1, 2021.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L Brands, Inc.

Date: July 13, 2021	By:	/s/ STUART B. BURGDOERFER
Stuart B. Burgdoerfer Executive Vice President and Chief Financial Officer